Transaction On Pipeline Restructuring	12 Months Ended
Dec. 31, 2021
Text block [abstract]
Transaction On Pipeline Restructuring
41	TRANSACTION ON PIPELINE RESTRUCTURING
In 2020, the “Other income, net” mainly included the gain on Pipeline restructuring.
On July 23, 2020, the Company entered into the Framework Agreement on Transaction of Oil and Gas Pipeline Relevant Assets and 10 sub-agreements including the Equity Acquisition Agreement on PetroChina Pipeline Co., Ltd., and the Production and Operation Agreement with PipeChina (“Transaction Agreements”) which was approved at the sixth meeting of the Board of Directors of the Company in 2020 and forth meeting of the Supervisory Committee of the Company in 2020. The Company sold its major oil and gas pipelines, certain gas storages, LNG terminals and initial oil and gas (including its equity interests) (“Target Assets”) to PipeChina for 29.9% of its equity interests (RMB 149,500) and corresponding cash consideration (the “Pipeline restructuring”).
On September 28, 2020, the Pipeline restructuring was reviewed and approved by the second extraordinary general meeting of the Company in 2020.
On September 30, 2020, all of the conditions precedent set out in the Transaction Agreements have been satisfied. The ownership and risk of the Target Assets has been passed to PipeChina by 24:00 on September 30, 2020.
In this transaction, the equity consideration and cash consideration received by the Company amount to RMB 247,471, and the net assets attributable to the Company on the disposal date amount to RMB 200,525, and the corresponding gain on Pipeline restructuring was RMB 46,946.

September 30, 2020
RMB

Current assets	36,573
Non-current Assets	319,874

Total assets	356,447
Current liabilities	36,886
Non-current Liabilities	61,611

Total liabilities	98,497

Net assets	257,950

Net assets attributable to the Company	200,525
Consideration	247,471
Gain on Pipeline restructuring	46,946